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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 April 11, 2008

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                              PIER 1 IMPORTS, INC.
               (Exact name of registrant as specified in charter)


          Delaware                       1-7832                  75-1729843
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


                                100 Pier 1 Place
                             Fort Worth, Texas 76102
              (Address of principal executive offices and zip code)

                                 (817) 252-8000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     (e) The Board of Directors of Pier 1 Imports, Inc. (the "Company"), upon recommendation of the Compensation Committee acting as the administrative committee for the Company's 2006 Stock Incentive Plan, authorized and set, effective April 11, 2008 equity compensation levels for the Company's named executive officers (collectively, the "Executive Officers").

     Information regarding the equity compensation awards for the Executive Officers is set forth in Exhibit 10.1 and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Summary of Equity Awards for the Executive Officers of Pier 1 Imports, Inc.

Exhibit 10.2 Form of Pier 1 Imports, Inc. Non-Qualified Stock Option Agreement for an Employee Participant pursuant to the Pier 1 Imports, Inc. 2006 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.3 to the Company's Form 8-K dated June 22, 2006 and filed June 23, 2006

Exhibit 10.3 Form of Pier 1 Imports, Inc. Restricted Stock Award Agreement (time vesting) pursuant to Pier 1 Imports, Inc. 2006 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.4 to the Company's Form 8-K dated June 22, 2006 and filed June 23, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PIER 1 IMPORTS, INC.


Date: April 17, 2008                    By: /s/ Michael A. Carter
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                                           Michael A. Carter, Senior Vice
                                           President and General Counsel